UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2016

ANDES 8 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55492	47-4694442
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

16192 Coastal Highway Lewes, DE 19958

(Address of principal executive offices) (Zip Code)

(415) 713-6957
Company's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Not Applicable

Send all correspondence to:

Richard Chiang
460 Brannan Street Suite 78064
San Francisco, CA 94107
Telephone/Facsimile: (415) 713-6957
Email: rchiang8@gmail.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On April 26, 2016, the independent public accounting firm of Anton & Chia, LLP (“A&C”) forwarded its resignation to the Company. The principal accountant’s report on the financial statements for the period from inception of July 27, 2015 and to and as of December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor did such statements contain qualifiers or modifiers as to uncertainty, audit scope, or accounting principles. There were no disagreements with A&C whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to A&C's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

New Independent Registered Public Accounting Firm

On April 28, 2016, the Company engaged Gillespie & Associates, PLLC as our new independent principal accountant to audit the Company’s financial statements. During the Company’s most recent fiscal year to date, and any subsequent interim period through the date of engagement, the Company has not retained or inquired of Gillespie & Associates, PLLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Gillespie & Associates, PLLC that the Company considered in reaching a decision to retain them, nor has the Company communicated with or had any disagreements or reportable events that concern Gillespie & Associates, PLLC or the Company’s interactions with its former independent auditor for the previous most recent fiscal year to date and subsequent interim period through the date of engagement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Anton & Chia, LLP to the U.S. Securities and Exchange Commission

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDES 8 INC.

By: /s/ Richard Chiang

Richard Chiang
President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Chairman of the Board

Dated: April 28, 2016

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